DELAWARE GROUP ADVISER FUNDS

Supplement to the Trust's Prospectuses and
Statement of Additional Information dated December 31, 2003

The following replaces the section for "High-yield Corporate Bonds" under "How we use them" in the section titled "The securities we typically invest in":

Emphasis is typically on those rated BB or Ba by an NRSRO.

We carefully evaluate an individual company's financial situation, its management, the prospects for its industry and the technical factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor ratings. The Fund may invest in unrated bonds if we believe their credit quality is comparable to the rated bonds we are permitted to invest in. Unrated bonds may be more speculative in nature than rated bonds.

The following replaces the paragraph for "Foreign Risk" under "How we strive to manage them" in the section titled "The risks of investing in the Fund":

We attempt to reduce the risks presented by such investments by conducting world-wide fundamental research with an emphasis on company visits. In addition, we monitor current economic and market conditions and trends, the political and regulatory environment and the value of currencies in different countries in an effort to identify the most attractive countries and securities. Additionally, when currencies appear significantly overvalued compared to average real exchange rates, the Fund may hedge exposure to those currencies for defensive purposes.

This Supplement is dated June 3, 2004.